                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 26, 2005

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

               Delaware                    1-14120                 52-1611421
      (State or other jurisdiction (Commission File Number)    (I.R.S. Employer
           of incorporation)                                 Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 26, 2005, Blonder Tongue Laboratories, Inc. (the "Company") received a letter from BDO Seidman,  LLP ("BDO  Seidman")  advising the Company that it was resigning as the Company's  independent  registered public accounting firm. This resignation will become effective upon completion of BDO Seidman's review of the
Company's  quarterly  results  for the  third  quarter  and  nine  months  ended
September  30,  2005,  or  earlier  if the  Company  engages  a new  independent registered  public  accounting  firm before  then.  The Audit  Committee  of the
Company's  Board  of  Directors  is  in  the  process  of  searching  for  a new independent registered public accounting firm.

The audit reports issued by BDO Seidman on the consolidated financial statements of the Company as of and for the years ended  December 31, 2004 and 2003 did not contain an adverse  opinion or a disclaimer of opinion,  nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's  two most recent  fiscal years ended  December 31, 2004 and
2003 and the subsequent  interim period from January 1, 2005 through the date of this  report,  there  were no  disagreements  with BDO  Seidman on any matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure, which disagreements,  if not resolved to the satisfaction of
BDO Seidman, would have caused it to make reference to the subject matter of the disagreement  in  connection  with  its  report  on the  Company's  consolidated financial statements.

During the Company's  two most recent  fiscal years ended  December 31, 2004 and
2003 and the subsequent  interim period from January 1, 2005 through the date of this report,  there were no "reportable events" (as defined in Item 304(a)(1)(v)
of Regulation  S-K) except those material  weaknesses in the Company's  internal controls described in (i) Item 9A of the Company's Form 10-K for the fiscal year ended December 31, 2004 related to certain accounting procedures,  and (ii) Item
9A of the  Company's  Form  10-K/A for the fiscal year ended  December  31, 2003 related to  reconciliation  and review of  accounts  payable  and review of slow moving  inventories.  The Audit Committee  discussed the subject matter of these reportable events with BDO Seidman and the Company has authorized BDO Seidman to respond fully to the inquiries of the successor  independent  registered  public accounting firm regarding the subject matter of each such reportable event.

The Company provided BDO Seidman with a copy of the statements contained in this
Current  Report on Form 8-K and requested  that BDO Seidman  furnish the Company with a letter  addressed  to the  Securities  and  Exchange  Commission  stating whether BDO Seidman agrees with such  statements,  and if not,  stating in which respects it does not agree.  The Company has not  received  this letter from BDO
Seidman as of the date of this filing and will promptly file such letter as soon as it is received.

Forward Looking Statements

This  report  contains  forward-looking  statements  within  the  meaning of The
Private  Securities  Litigation Reform Act of 1995. These statements are neither promises nor guarantees, are based upon assumptions and estimates that might not be realized and are subject to risks and  uncertainties  that could cause actual results to differ materially from those in the forward looking statements.  Such risks and  uncertainties  include,  but are not limited to, the time required to engage a new independent registered public accounting firm.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By:  /s/  Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President and
                                         Chief Financial Officer

August 30, 2005